THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                             SUBSCRIPTION AGREEMENT

Neurobiological Technologies, Inc.
1387 Marina Way South
Richmond, California 94804
Attn: Chief Executive Officer

Gentlemen:

1. Subscription.

     (a) The undersigned is hereby purchasing from Neurobiological Technologies, Inc., a Delaware corporation (the "Company"), _____ units (the "Units"), each consisting of (i) five shares (the "Shares") of the Company's Common Stock, $0.001 par value (the "Common Stock"); and (ii) a Common Stock Purchase Warrant, in the form of EXHIBIT A (the "Warrant"), to purchase two shares of Common Stock. The Shares and the Warrants are referred to herein as the "Securities." The undersigned understands and agrees that the Company is only offering the Shares and the Warrants together as a Unit, and that the Shares and Warrants may only be purchased as a Unit. The purchase price of each Unit shall be $4.00 for an aggregate purchase price of $________ (the "Purchase Price").

     (b) This subscription is submitted to the undersigned in accordance with and subject to the terms and conditions described in this Subscription Agreement relating to the offering of up to ________ Units; with a minimum subscription of 687,500 Units required to consummate the offering. The Company reserves the right to amend, modify and/or withdraw all or a portion of the offering and to increase or decrease the number of Units to be offered hereby.

     2. (a) PURCHASE PRICE. The undersigned has tendered, together with this Subscription Agreement, the Purchase Price by electronic wire transfer in accordance with the following instructions:

     Bank Name                     Wells Fargo Bank
     Bank Address:                 420 Montgomery Street, 5th Floor
                                   San Francisco, CA 94104
     ABA#:                         121000248
     WFB Account #:                4159 427 152

     For further credit to Acct
     Neurobiological Technologies, Inc.
     Attn: Alice Byrd

or  by  delivery  of  a  bank  check  or   certified   check  made   payable  to
Neurobiological Technologies, Inc. against delivery to the undersigned of a certificate representing the Securities.


          (b) Closing. The closing of the sale and purchase of the Securities shall occur on the date hereof or on such other date as shall be selected by the Company (the "Closing Date"). The Securities subscribed for under this Subscription Agreement shall not be deemed issued to, or owned by, the undersigned until the Closing Date has occurred.

          (c) Acceptance or Rejection. The undersigned understands and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for the Securities in whole or in part, at any time prior to the Closing Date. In the event of rejection of this subscription, or in the event the sale of the Securities is not consummated for any reason within 20 days after the date of this Subscription Agreement (in which event this Subscription Agreement shall be deemed to be rejected), the Company shall cause the return to the undersigned of this Subscription Agreement and the Purchase Price tendered by the undersigned, and this Subscription Agreement thereafter shall be of no force or effect.

     3. Representations and Warranties of the Company. To induce the undersigned to enter into this Subscription Agreement and to purchase the Securities, the Company hereby represents and warrants to the undersigned the following:

          (a) Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to perform its obligations under this Subscription Agreement.

          (b) Valid Issuance. The Securities, when issued and delivered pursuant to the terms of this Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants (the "Underlying Securities"), when issued and delivered pursuant to the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

          (c) Corporate Acts and Proceedings. This Subscription Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms. All corporate actions necessary to the authorization, creation, issuance and delivery of the Shares, Warrants and the Underlying Securities have been taken by the Company.

          (d) Compliance With Applicable Laws and Other Instruments. Neither the execution nor delivery of, nor the performance of or compliance with this Subscription Agreement, the issuance of the Shares, the Warrants and the Underlying Securities nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any material agreement or other material instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Company's Certificate of Incorporation or Bylaws.

          (e) Securities Laws. Based in part upon the representations of the undersigned in Section 5, no consents, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Subscription Agreement or the offer, issuance, sale or delivery of the Shares, the Warrants and the Underlying Securities, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933 (the "Act"), the filing of a notice on Form 25102(f) with the State of California and a similar notice with any other state whose laws require such filing, and the qualification thereof, if required, under other applicable state laws which qualification has been or will be
effected  as  a  condition  of  this   transaction.   Under  the   circumstances
contemplated by this Subscription Agreement, the offer, issuance, sale and delivery of the Shares, the Warrants and the Underlying Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Act.

          (f) Capital Stock. Except as set forth on SCHEDULE A attached hereto, the authorized and issued capital stock of the Company is correctly set forth in the audited financial statements of the Company for the fiscal year ended June 30, 1999. All of the outstanding shares of the Company's capital stock are duly authorized and validly issued and are fully paid and nonassessable. Except as described in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 as filed with the Securities and Exchange Commission (the "Commission"), or as set forth on SCHEDULE A, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Subscription Agreement, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company.

          (g) Company Sec Filings. The Company has furnished, or made available through the EDGAR Internet web site of the Commission, to the undersigned true and complete copies of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 as filed with the Commission (the "SEC Filing"). As of its filing date, the SEC Filing complied in all material respects with the applicable requirements of the Exchange Act of 1934, as amended (the "Exchange Act"), and the SEC Filing contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (h) Repayment of Merz Loans. The Company has given notice to Merz + Co. GmbH & Co. ("Merz") that it will repay outstanding loans from Merz in the aggregate principal amount of $1,200,000 plus accrued interest from the proceeds of this offering.

     4. Transfer Restrictions.

          (a) The undersigned realizes that the Shares, the Warrants and the Underlying Securities are not registered under the Act, or any foreign or state securities laws. The undersigned agrees that the Shares, the Warrants and the Underlying Securities will not be sold, offered for sale, pledged, hypothecated, or otherwise transferred (collectively, a "Transfer") except in compliance with the Act, if applicable, and applicable foreign and state securities laws. The undersigned understands that the undersigned can only Transfer the Shares, the Warrants and the Underlying Securities pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Transfer the Shares, the Warrants and the Underlying Securities may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction.

          (b) To enable the Company to enforce the transfer restrictions contained in Section 4(a), the undersigned hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares, the Warrants and the Underlying Securities.

     5. Representations and Warranties. To induce the Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:

          (a) the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he/she resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement; is legally competent to execute this Subscription Agreement; and does not intend to change residence to another jurisdiction;

          (b) the undersigned, if an entity, is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid, and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

          (c) the Shares, Warrants and Underlying Securities subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Shares, Warrants and Underlying Securities and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Shares, Warrants and Underlying Securities as defined in Section 2(11) of the Act;

          (d) the undersigned has had access to all materials, books, records, documents, and information relating to the Company, including (i) the SEC
Filings and (ii) the Proxy Statement relating to the Company's 1998 annual meeting;

          (e) the undersigned acknowledges and understands that investment in the Securities involves a high degree of risk, including without limitation the risks set forth in the SEC Filing under the captions "Risks Associated with Product Development," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in the Company's Form 10-KSB;

          (f) the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

          (g) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;

          (h) the undersigned has never been notified by the Internal Revenue Service that the undersigned is subject to backup withholding;

          (i) the undersigned recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;

          (j) if the undersigned is purchasing the Securities subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Securities are being purchased;

          (k) the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Securities, except commissions for which the undersigned will be responsible; and

          (l) the  undersigned  is an  "Accredited  Investor"  as  that  term is
defined  in  Section   501(a)  of  Regulation  D  promulgated   under  the  Act.
Specifically the undersigned is (check appropriate item(s)):

[ ]            (i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

[ ]            (ii) a private business development company as defined in Section
          202(a)(22) of the Investment Advisers Act of 1940;

[ ]            (iii) an  organization  described  in  Section  501(c)(3)  of the
          Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

[ ]            (iv) a director or executive officer of the Company;

[ ]            (v) a natural  person whose  individual  net worth,  or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

[ ]            (vi) a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 1997 and 1998 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 1999;

[ ]            (vii) a trust,  with total  assets in excess of  $5,000,000,  not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Shares; or

[ ]            (viii) an entity in which all of the equity owners are Accredited
          Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an Accredited Investor.)


     6. Registration of Shares. On or before a date that is 30 days after the Closing Date, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-3 to register for resale pursuant to Section 5 of the Act the Shares and the Underlying Securities sold and issued to the undersigned in accordance with this Subscription Agreement. The Company will use its best efforts to cause such registration statement to be declared effective and to remain available for the resale of such shares and securities for a period of 12 months from the effective date, provided, however, that the Company may suspend the use of the prospectus constituting part of the registration statement for up to two periods of 60 days each in the event the Company determines, in its sole judgment, that such prospectus is incomplete, inaccurate or omits to disclose any information required to be included therein, and provided further, that the period during which the registration statement will remain available shall be extended by any period in which the Company invoked its right to suspend the use of the prospectus. In the event of any such suspension, the Company will promptly notify the undersigned subscriber of the suspension and use its best efforts to amend or supplement the registration statement, and the prospectus constituting a part thereof, within said 60-day period to enable the use of the amended or supplemented prospectus for the resale of the shares and securities covered thereby. The Company will provide the undersigned with such copies of the prospectus, or any amended or supplemented prospectus, as the undersigned may reasonably request. The undersigned agrees to cooperate with the Company in preparing and filing the aforesaid registration statement, and any amendment or supplement thereto, and to provide the Company with such information and documentation as the Company may reasonably request. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to maintain the effectiveness of any registration statement, or to update, amend or supplement such registration statement or any prospectus constituting a part thereof, after the undersigned shall become eligible to sell all of his shares, or remaining shares, under Rule 144 of the Act within any three-month period without volume limitations.

     7. Further Documents. The undersigned agrees that it will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

     8. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 9. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9 shall be deemed given at the time of receipt thereof.

     10. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     11. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are not representations, covenants or other agreements except as stated or referred to herein.

     12. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     13. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

     14. Applicable Law. This Subscription Agreement has been negotiated and consummated in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.

     15. Choice of Jurisdiction. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within San Francisco, California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within San Francisco, California.

     16.  Taxpayer   Identification   Number.  The  undersigned  verifies  under
penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.

     17. Pronouns. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.

     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement this __ day of ___________, 1999.

Number of Units Subscribed for: ________ Units

INDIVIDUAL SUBSCRIBER:                      ENTITY SUBSCRIBER:

------------------------------------        ------------------------------------
(Signature of Subscriber)                   (Print Name of Subscriber)

                                            By:
------------------------------------        ------------------------------------
(Typed or Printed Name)                     Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

------------------------------------        ------------------------------------
(Residence Address)                         (Address)

------------------------------------        ------------------------------------
(City, State and Zip Code)                  (City, State and Zip Code)

------------------------------------        ------------------------------------
(Telephone Number)                          (Telephone Number)

------------------------------------        ------------------------------------
(Telecopier Number)                         (Telecopier Number)

------------------------------------        ------------------------------------
(Tax I.D. or Social Security Number)        (Tax I.D. or Social Security Number)


ACCEPTED:

NEUROBIOLOGICAL TECHNOLOGIES, INC.


By:
    --------------------------------
Name:  Paul Freiman
Title: Chief Executive Officer and President

Date:  _________, 1999